UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 2017

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of Registrant as Specified in its Charter)

Curaçao	1-4601	52-0684746
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

62 Buckingham Gate, London SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2017, the Board of Directors (the “Board”) of Schlumberger Limited (Schlumberger N.V.). (the “Company”) amended the Company’s Amended and Restated By-laws (Reglement) (the “By-laws”) to provide for proxy access and to include advance notice provisions addressing the nomination of persons for election to the Board and other business proposed to be considered at annual and special general meetings of stockholders, and to make other clarifying, conforming or minor amendments. Regarding these amendments:

•	The proxy access provisions, set forth in Section 1.10 of the By-laws, permit a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two nominees or 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in the By-laws.

•	The advance notice provisions, set forth in Section 1.9 of the By-laws, set forth information and timing provisions for stockholders to nominate persons for election to the Board and propose other business to be considered at annual and special general meetings of stockholders. For annual meetings, the By-laws require a stockholder to provide certain information about the stockholder and the nominee or item of business generally not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual general meeting of stockholders of the Company.

The By-laws became effective immediately upon their adoption by the Board. This description of the amendments to the By-laws is qualified in its entirety by reference to the text of the By-laws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed below is filed pursuant to Item 9.01 of this Form 8-K.

3.1	Amended and Restated By-laws (Reglement) of Schlumberger Limited (Schlumberger N.V.).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2017	SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

	by	/s/ Saul R. Laureles
	Name:	Saul R. Laureles
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws (Reglement) of Schlumberger Limited (Schlumberger N.V.).